UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

Form 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026
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WisdomTree, Inc.

(Exact name of registrant as specified in its charter)

_____________________

Delaware	001-10932	13-3487784
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

250 West 34th Street

3rd Floor

New York, NY 10119

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Sale and Purchase Agreement

As previously disclosed, on March 13, 2026, WisdomTree, Inc. (the “Company”) and WisdomTree International Holdings Ltd (the “Buyer”), a wholly-owned subsidiary of the Company, entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Atlantic House Holdings Limited, a private limited company incorporated in England and Wales (“Atlantic House”), the shareholders of Atlantic House (together, the “Sellers”), the EBT Trustee and the Individual Guarantor (each as defined in the Purchase Agreement), pursuant to which the Buyer agreed to acquire from the Sellers all of the issued and outstanding share capital of Atlantic House (the “Acquisition”).

On May 1, 2026, the Buyer completed the Acquisition for a purchase price of £150.0 million (approximately $200.0 million) in cash paid at the closing, subject to customary post-closing adjustments, including adjustments to cash, indebtedness and working capital.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Please see the disclosure set forth under “Item 1.01 Entry into a Material Definitive Agreement” regarding the completion of the Acquisition, which is incorporated by reference into this Item 2.01.

Item 2.02.	Results of Operations and Financial Condition.

On May 1, 2026, the Company issued a press release announcing its financial results for the three months ended March 31, 2026. A copy of the press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01.	Regulation FD Disclosure.

On May 1, 2026, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release containing this information is being furnished as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act.

Item 8.01.	Other Events.

On April 27, 2026, the Company’s Board of Directors declared a quarterly cash dividend of $0.03 per share of common stock, payable on May 27, 2026 to stockholders of record as of the close of business on May 13, 2026. A copy of the press release issued in connection with the dividend is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1	Press Release, dated May 1, 2026, relating to Q1 2026 earnings and quarterly cash dividend
Exhibit 99.2	Press Release, dated May 1, 2026, relating to the closing of the Atlantic House Acquisition
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree, Inc.

Date: May 1, 2026	By:	/s/ Bryan Edmiston
Bryan Edmiston
Chief Financial Officer